EXHIBIT 10.1
------------



                             SECOND AMENDMENT TO
                        PALM DESERT OPTION AGREEMENT
                                      &
                             SECOND AMENDMENT TO
               PALM DESERT AGREEMENT FOR PURCHASE AND SALE OF
                            PARTNERSHIP INTERESTS


      THIS SECOND AMENDMENT TO PALM DESERT OPTION AGREEMENT & SECOND AMENDMENT TO PALM DESERT AGREEMENT FOR PURCHASE AND SALE OF PARTNERSHIP INTERESTS ("Amendment"), is made and entered into as of the 28th day of December, 1998, by the following parties, hereinafter referred to as the "JMB Group" or "Seller":

      CARLYLE/PALM DESERT, INC., an Illinois corporation ("Managing
Partner")

      CARLYLE REAL ESTATE LIMITED PARTNERSHIP XVI, an Illinois limited partnership ("Carlyle A"); and

      CARLYLE REAL ESTATE LIMITED PARTNERSHIP XVII, an Illinois limited partnership ("Carlyle B");

and also by the following parties hereinafter referred to as the "TrizecHahn Group" or "Buyer"

      HAHN/PALM DESERT, INC., a California corporation ("Co-Partner"); and

      TRIZECHAHN CENTERS INC., a California corporation, formerly known as ERNEST W. HAHN, INC., a California corporation ("TrizecHahnco").


                                  RECITALS

      A. Seller and Buyer have entered into that certain PALM DESERT OPTION AGREEMENT, made and entered into on March 11, 1998, effective as of January 1, 1998, as amended by that certain FIRST AMENDMENT TO PALM DESERT OPTION AGREEMENT & FIRST AMENDMENT TO PALM DESERT AGREEMENT FOR PURCHASE AND SALE OF PARTNERSHIP INTERESTS, dated as of July 15, 1998 (the "First Amendment"), (as so amended, the "Option Agreement"). Unless otherwise defined herein, each capitalized term used herein shall have the meaning ascribed thereto in the Option Agreement.

      B. Seller and Buyer have also entered into that certain PALM DESERT AGREEMENT FOR PURCHASE AND SALE OF PARTNERSHIP INTERESTS, made and entered into on March 11, 1998, effective as of January 1, 1998, as amended by the First Amendment (as so amended, the "Purchase Agreement").

      C. Buyer and Seller desire to amend the Option Agreement to extend the "term of this Option" (as defined in Section 1.2 of the Option Agreement) to December 29, 1998, among other things, on the terms and subject to the conditions set forth below.

      D. Buyer and Seller desire to amend the Purchase Agreement to redefine the "Purchase Price" (as such term is defined in the Purchase Agreement), among other things, on the terms and subject to the conditions set forth below.

      NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Buyer amend the Option Agreement and the Purchase Agreement, respectively, as follows:


                                  AGREEMENT

      1. OPTION AGREEMENT AMENDMENTS. The Parties hereby amend the Option Agreement as follows:

            1.1 TERM. In the first sentence in Section 1.2 of the Option agreement (as amended by the First Amendment), change the words "August 14, 1998" to "December 29, 1998."

            1.2 OPTION CONSIDERATION. Section 1.3 of the Option Agreement is hereby replaced with the following:

                  1.3 OPTION CONSIDERATION. Each of Buyer and Seller acknowledges that Buyer has already paid to Seller (i) Four Hundred Ninety-Eight Thousand Two Hundred Twenty-Four dollars and Sixty-Five Cents ($498,224.65) in consideration for this Option and all extensions hereto which has been allocated among the parties constituting Seller in proportion to their respective Seller's Partnership Interests, and (ii) other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged (the "Option Consideration"). Each of Buyer and Seller agrees that the Option Consideration has been fully earned by Seller, has been paid in full by Buyer and no part of the Option Consideration and no further Option Consideration shall be due and owing from Buyer to Seller upon exercise or termination of this Option.

      2. PURCHASE AGREEMENT AMENDMENTS. The Parties hereby amend the Purchase Agreement as follows:

            2.1   SCHEDULED CLOSING DATE

                  2.1.1 In Section 1.8, delete the following final sentence: "(The Scheduled Closing Date is fifteen (15) days after exercise of the Option by Buyer, or if that day falls on a Saturday, Sunday or legal holiday, the first regular business day thereafter.)"

                  2.1.2 In Section 1.28, delete the definition of Scheduled Closing Date and replace it with the following: "Scheduled Closing Date: December 29, 1998."

      2.2 OPTION CREDIT AMOUNT. Delete the entirety of Section 1.21A (as amended in the First Amendment).

      2.3   PURCHASE PRICE.

            2.3.1 In the first sentence of Section 2.3.1, replace the phrase "Seven Million Dollars ($7,000,000)" with the phrase "Four Million Dollars ($4,000,000)."

            2.3.2 Delete the following at the end of Section 2.3.1 (as amended in the First Amendment):

            Notwithstanding anything in the foregoing to the contrary, if Buyer exercises the Option pursuant to Section 3.1 of the Option Agreement, the Option Credit Amount shall be credited to Buyer and applied against the Purchase Price at the closing of the transactions contemplated by this Purchase Agreement.

            2.3.3 In Sections 1.8, 2.2.2, 5.2.1 and 7.2 (as amended in the First Amendment), replace the phrase "Purchase Price (as adjusted by the Option Credit Amount)" with the phrase "Purchase Price."

      3. OTHER TERMS UNMODIFIED. Except as otherwise expressly set forth herein, all terms and conditions of the Option Agreement and the Purchase Agreement, respectively as ratified.

      4. COUNTERPARTS. This Amendment may be executed in any number of counterparts, provided each of the parties hereto executes at least one counterpart; each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one Amendment. This letter may be executed in facsimile form (and shall be promptly followed by a hard copy counterpart original).


                         [ SIGNATURES ON NEXT PAGE ]

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


                              SELLER:

                              CARLYLE/PALM DESERT, INC.,
                              an Illinois corporation


                              By:   /s/ GLENN E. EMIG
                                    -------------------------
                                    Name:  Glenn E. Emig
                                    Title:



                              CARLYLE REAL ESTATE LIMITED
                              PARTNERSHIP - XVI,
                              an Illinois corporation


                              By:   /s/ GLENN E. EMIG
                                    -------------------------
                                    Name:  Glenn E. Emig
                                    Title:


                              CARLYLE REAL ESTATE LIMITED
                              PARTNERSHIP - XVII,
                              an Illinois limited partnership


                              By:   /s/ GLENN E. EMIG
                                    -------------------------
                                    Name:  Glenn E. Emig
                                    Title:





                    [ SIGNATURES CONTINUED ON NEXT PAGE ]

                              BUYER:

                              HAHN/PALM DESERT, INC.,
                              a California corporation


                              By:   /s/ WENDY M. GOODY
                                    ----------------------------
                                    Name:  Wendy M. Goody
                                    Title: Senior Vice President
                                           and Chief Financial
                                           Officer


                              By:   /s/ PAUL C. CHRISTMAN, JR.
                                    ----------------------------
                                    Name:  Paul C. Christman, Jr.
                                    Title: Director of Finance



                              TRIZECHAHN CENTERS INC.,
                              a California corporation


                              By:   /s/ WENDY M. GOODY
                                    ----------------------------
                                    Name:  Wendy M. Goody
                                    Title: Senior Vice President
                                           and Chief Financial
                                           Officer


                              By:   /s/ PAUL C. CHRISTMAN, JR.
                                    ----------------------------
                                    Name:  Paul C. Christman, Jr.
                                    Title: Director of Finance